UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: April 30, 2018

Date of reporting period: May 1, 2017 through April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

2

Annual Report

April 30, 2018

Nationwide Mutual Funds

Equity Funds

Nationwide Long/Short Equity Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors upon request without charge.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

This page intentionally left blank

Message to Investors

Dear Investor,

The financial markets experienced a choppy start to 2018 as long-term interest rates jumped and the S&P 500® Index (S&P 500) fell into its first correction in two years. Firming inflation data and rising rate hike expectations led to higher Treasury yields, which in turn helped to push stock prices lower.

From a broader perspective, the long-running economic expansion still appears unlikely to be in peril anytime soon. The labor market continues to tighten, slowly but surely putting upward pressure on wage growth and consumer confidence. Ebb and flow likely will continue in both the economy and financial markets, but the underlying path for now should continue to be to the upside.

Economic Review

During the annual period ended April 30, 2018, equity markets rallied, as a synchronized global growth environment and accelerating earnings growth drove equity returns. Fixed-income returns, however, were mixed on higher interest rates and tighter credit spreads. U.S. equities were strong, with the S&P 500 returning 13.27% for the reporting period. International markets outperformed U.S. markets on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 14.51% for the reporting period, while the MSCI Emerging Markets® Index returned 21.71%.

In the United States, equity markets were notably strong during most of the reporting period, with the S&P 500 returning 20.21% through January 2018 on encouraging economic data and strong corporate profits, but saw a sharp correction in February on fears of inflation, rising interest rates and the prospect for a trade war that moderated the full-period performance. Gross domestic product (GDP) continued to be strong, with growth rates of 3.1%, 3.2%, 2.9% and 2.3%, respectively, in the four consecutive calendar quarters ended March 31, 2018. Corporate profits accelerated materially, with growth of nearly 12% in 2017 compared with less than 1% in 2016. Expectations are for continued strong growth, with 7% sales growth and 21% earnings growth forecast for 2018.

Long-term rates moved higher during the reporting period.

The Federal Reserve continued its steady path for a higher federal funds rate, moving to raise rates by 0.25% in June 2017, December 2017 and March 2018. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target two additional rate hikes in 2018. Long-term rates moved higher during the reporting period, with the 10-year U.S. Treasury yield rising from 2.29% to 2.93%, reaching the highest level in more than four years.

During the first eight months of the reporting period, the S&P 500 enjoyed an unprecedented period of strength and calm, with a record streak of positive returns from November 2016 through January 2018. That reversed quickly in February, with a precipitous drop from an all-time high to a 10% correction in just nine trading days, primarily driven by fears of inflation and rising interest rates. The remainder of the reporting period saw a gradual return to calm and a relatively tight trading pattern as investors waited on the sidelines for signs of a resumed move higher.

S&P 500 returns ranged from 5.7% in January 2018 (the best month since March 2016) to -3.7% in February 2018 (the worst month since January 2016). The best-performing sectors were technology, financials and consumer discretionary, while consumer staples, telecommunications and real estate lagged. Growth stocks outperformed value stocks for the reporting period, while large-capitalization stocks modestly beat small-cap stocks.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks were higher for the reporting period, continuing an extended period of strength. Since mid-2016, the MSCI EAFE has outperformed the S&P 500 in four of seven

Message to Investors (cont.)

calendar quarters, as optimism has grown surrounding the synchronized global growth environment. During the reporting period, the MSCI Emerging Markets Index substantially outperformed the S&P 500, while the MSCI EAFE’s outperformance in relation to the S&P 500 was more modest. Economic data began to moderate throughout the period, particularly in Europe, as the strong euro in 2017 was a headwind for growth. Fears of growing trade tensions and rising commodity prices also acted as a headwind, causing relative weakness late in the reporting period.

The performance of fixed-income markets was mixed during the reporting period, as rising interest rates across the yield curve were largely offset by tightening credit spreads. The 10-year Treasury yield rose by 0.64% during the period, while the 2-year yield gained 1.21%; spreads narrowed between the two rates to 0.45%, the lowest spread since 2007. Credit spreads were little changed during the reporting period.

Index	Annual Total Returns (as of April 30, 2018)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	-0.05%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-2.42%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	0.87%
Bloomberg Barclays Municipal Bond	1.56%
Bloomberg Barclays U.S. Aggregate Bond	-0.32%
Bloomberg Barclays U.S. Corporate High Yield	3.27%
MSCI EAFE®	14.51%
MSCI Emerging Markets®	21.71%
MSCI World ex USA	13.22%
Russell 1000® Growth	16.60%
Russell 1000® Value	7.50%
Russell 2000®	11.54%
S&P 500®	13.27%

Source: Morningstar

Nationwide continues to focus on a consistent, long-term approach to investing and encourages investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both U.S. and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Fund Commentary	Nationwide Long/Short Equity Fund

For the annual period ended April 30, 2018, the Nationwide Long/Short Equity Fund (Institutional Service Class) returned 7.81% versus 13.27% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of Alternative Long/Short Equity Funds (consisting of 121 funds as of April 30, 2018) was 5.73% for the same period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

For the first nine months of the reporting period, the market experienced historically low volatility. Beginning in February 2018, however, the environment suddenly changed. The market experienced a dramatic increase in volatility — really, just a reversion to more normal levels of volatility — and the market began struggling.

The Fund adjusted to these changed conditions by becoming more aggressive on the short side, particularly in February. Gross short exposure got as high as 45% in February. The market peaked in February and then went into a consolidation phase. It is notable that during the broad pullback that occurred in February and March, the Fund declined significantly less than its benchmark index, the S&P 500. The current market environment demonstrates the benefits of a Long/Short allocation, namely, lowering portfolio volatility during market declines and offering the opportunity to potentially make positive returns during periods when long-only strategies suffer.

What’s been happening? — A look at current conditions affecting the market

The first few months of 2018 reminded us that markets can — and will — go down. After a booming start to 2018, multiple macroeconomic surprises erased January’s strong gains in U.S. stocks.

The unusually low market volatility has ended — and if there’s a single reason for the market’s recent turbulence slump, it’s the uptick in “uncertainty.”

Federal Reserve uncertainty. The Fed hiked rates in late March 2018 and made waves with a more-

aggressive plan for 2019 than was predicted. If inflation picks up, that has historically resulted in the Fed’s hiking rates more quickly. Fed-watchers fear that new Fed chair Jerome Powell is more focused on normalizing short-term rates than he is on supporting the U.S. economy.

Trade war uncertainty. The Trump administration announced proposed tariffs on steel and aluminum imports. Then, the administration tacked on up to $60 billion in tariffs on Chinese imports. China countered with proposed tariffs on U.S. goods totaling $50 billion. The trade fight is still unfolding.

Technology uncertainty. America’s favorite five growth stocks (“FAANG” — Facebook, Apple, Amazon, Netflix, and Google’s Alphabet) account for over an 11% weighting in the S&P 500. While this group has provided long-term market leadership, including a stellar start to the year, a few bad business practice allegations (involving, for example, Amazon and Facebook) sparked uneasiness for technology’s sweethearts by the end of the first quarter of 2018.

Although market volatility has recently spiked, the fundamental foundation behind this multi-year market rally remains steadfast. Strong economic data and growing corporate earnings that helped propel stocks higher in 2017 are still in place. In summary, while an increase in macroeconomic uncertainty caused an uptick in market volatility, the longer-term, fundamental drivers of stock performance are still present. That context is important to keep in mind as we move forward.

Exposure/sectors — contributors/detractors

For the reporting period, the Fund was on average 100% long and 18% short. Our long portfolio appreciated essentially in line with the S&P 500 while our short portfolio negatively affected overall performance by approximately 397 basis points. The net result was Fund performance that lagged the S&P 500 for the 12 months ended April 30, 2018.

From a stock sector perspective, during the reporting period Information Technology and Healthcare were the largest positive sector contributors to long performance while Consumer

Fund Commentary (cont.)	Nationwide Long/Short Equity Fund

Staples was the largest detractor. Despite its being the largest positive contributor to performance on the long side, Healthcare was the largest detractor from performance on the short side.

Individual stocks — best/worst

The top three contributors to portfolio performance during the reporting period were Boeing, Royal Dutch Shell and Align Technology. On the other side of the ledger, the top three detractors from performance for the period were General Electric (GE), Applied Optoelectronics and Philip Morris. Both GE and Applied Optoelectronics have been sold because they no longer meet our investment criteria.

Boeing’s stock has had an impressive appreciation during the reporting period as investors recognized the financial strength of the company. As a result, we found its valuation relatively unattractive and it was sold in January 2018. Royal Dutch Shell’s stock price benefited from rising oil prices, resulting in a surge in the company’s free cash flow. The short portfolio winners included Electronics for Imaging, Esterline Technologies Corp. and Plantronics. All three companies reported disappointing earnings and/or outlooks relative to consensus analyst expectations.

GE was sold because of its declining cash flow, which resulted in the company’s cutting its dividend. In the case of Applied Optoelectronics, lower sales from top customer Amazon and increased competition from Intel detrimentally affected Applied Optoelectronics’ business. We concluded that these challenges would impede future growth of the company and, as a result, the position was eliminated from the portfolio.

Fund performance also was hurt by short holding athenahealth, Inc. (no longer short). This stock’s price rallied strongly after Elliot Associates disclosed an ownership stake and announced plans to engage with the company in order to maximize shareholder value. We exited the Fund’s position, given Elliot’s record as an activist investor.

Market outlook

Looking ahead, we expect heightened volatility to persist into mid-year and possibly for all of 2018.

As mentioned, uncertainties such as Fed policy, trade war worries and technology company uncertainty remain. That means we will be keeping a watchful eye on financial markets, economic news and political moves.

Successful investing is a marathon, not a sprint. Corrections, volatility, and short-term events are unlikely to derail a thoughtful and diversified approach designed to meet long-term investment goals. Therefore, it’s critical for investors to remain patient and stay focused on the big picture. Market volatility will sometimes scare investors enough to make them pull out of their investments because the anxiety caused by wild swings in the market can sometimes become difficult to tolerate. Long/short strategies don’t make volatility go away, but they do help reduce its impact. As part of a total portfolio, allocating some funds to a long/short strategy may smooth performance volatility and help investors stay in the market and make them less likely to pull out at the wrong time.

Subadviser:

Logan Capital Management, Inc.

Portfolio Managers:

Al Besse; Richard E. Buchwald, CFA; Guy Judkowski; Marvin I. Kline, CFA; Stephen S. Lee; David F. Schroll; and Dana H. Stewardson

The Fund is subject to the risks of investing in equity securities. The Fund uses a long/short strategy: a long position (i.e., the Fund owns a stock outright), will cause the Fund to lose money if the price of the stock declines, and selling equity securities short will cause the Fund to lose money if the price of the stock increases. Short sales involve a form of leverage (investment exposure that exceeds the initial amount invested), which can exaggerate the Fund’s losses. The Fund may invest in more-aggressive investments such as exchange-traded funds (ETFs) (shareholders will bear additional costs). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Fund Overview	Nationwide Long/Short Equity Fund

Asset Allocation†

Long Common Stocks	101.6%
Short-Term Investments and Liabilities in excess of other assets	(1.6)%
100.0%

Top Long Industries††

IT Services	11.9%
Oil, Gas & Consumable Fuels	8.2%
Pharmaceuticals	6.1%
Internet Software & Services	4.9%
Insurance	4.6%
Beverages	4.6%
Health Care Equipment & Supplies	4.0%
Biotechnology	4.0%
Semiconductors & Semiconductor Equipment	3.9%
Chemicals	3.8%
Other Industries	44.0%
100.0%

Top Long Holdings††

Royal Dutch Shell plc, Class B, ADR	4.2%
Chevron Corp.	4.0%
AT&T, Inc.	3.8%
General Motors Co.	3.5%
Philip Morris International, Inc.	3.3%
Mastercard, Inc., Class A	3.0%
Facebook, Inc., Class A	3.0%
Coca-Cola Co. (The)	3.0%
Apple, Inc.	2.9%
Align Technology, Inc.	2.7%
Other holdings	66.6%
100.0%

†	Percentages indicated are based upon net assets as of April 30, 2018.

††	Percentages indicated are based upon total long positions as of April 30, 2018.

Fund Performance	Nationwide Long/Short Equity Fund

Average Annual Total Return

(For periods ended April 30, 2018)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	N/A	N/A	(1.00)% [2]*
	w SC3	N/A	N/A	(6.70)% [2]*
Class R6[4,5,6]		8.02%	N/A	7.20% [7]
Institutional Service Class[4,5,8]		7.81%	7.32%	6.76% [9]
S&P 500® Index		13.27%	12.96%	13.73%
CPI		2.46%	1.50%	1.43%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 8, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Total returns prior to the Fund’s inception on December 8, 2017 are based on the performance of the Fund’s predecessor fund.

[6]	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.

[7]	Since inception date of August 28, 2015.

[8]	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

[9]	Since inception date of September 28, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	3.85%	3.38%
Class R6[1]	3.35%	2.88%
Institutional Service Class[2]	3.45%	2.98%

^	Current effective prospectus dated September 1, 2017 (as revised December 11, 2017). The difference between gross and net operating expenses reflects contractual waivers in place through December 31, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.

[2]	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

Fund Performance (cont.)	Nationwide Long/Short Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Long-Short Equity Fund from inception through 4/30/18 versus the S&P 500® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. Performance prior to the Fund’s inception (12/8/17) is based on performance of the Investor Class shares of the Fund’s predecessor fund from 9/28/12 through 12/7/17.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Shareholder Expense Example	Nationwide Long/Short Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2017) and continued to hold your shares at the end of the reporting period (April 30, 2018).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2017 through April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2017 through April 30, 2018. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Long/Short Equity Fund			Beginning Account Value ($) 11/01/17	Ending Account Value ($) 4/30/18	Expenses Paid During Period ($) 11/01/17 - 4/30/18	Expense Ratio During Period (%) 11/01/17 - 4/30/18
Class A Shares	Actual	(a)	1,000.00	990.00	13.02	3.39
	Hypothetical	(b)(c)	1,000.00	1,008.00	16.86	3.39
Class R6 Shares(d)	Actual	(e)	1,000.00	1,017.40	13.81	2.76
	Hypothetical	(b)(c)	1,000.00	1,011.10	13.77	2.76
Institutional Service Class Shares(f)	Actual	(e)	1,000.00	1,017.50	13.85	2.77
	Hypothetical	(b)(c)	1,000.00	1,011.06	13.81	2.77

(a)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from December 11, 2017 through April 30, 2018 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2017 through April 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(d)	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.

(e)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2017 through April 30, 2018 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(f)	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

Statement of Investments

April 30, 2018

Nationwide Long/Short Equity Fund

Long Positions 101.6%

	Shares	Value

COMMON STOCKS 101.6%
Automobiles 3.6%
General Motors Co.	24,605	$903,988

Beverages 4.7%
Coca-Cola Co. (The)	17,708	765,162
Constellation Brands, Inc., Class A	1,783	415,671

		1,180,833

Biotechnology 4.1%
AbbVie, Inc.	5,331	514,708
Amgen, Inc.	2,950	514,716

		1,029,424

Building Products 1.4%
Lennox International, Inc.	1,810	350,000

Capital Markets 3.2%
S&P Global, Inc.	2,014	379,841
SEI Investments Co.	6,871	434,453

		814,294

Chemicals 3.9%
Ecolab, Inc.	3,200	463,264
Sherwin-Williams Co. (The)	1,413	519,504

		982,768

Communications Equipment 2.3%
Cisco Systems, Inc.	13,400	593,486

Construction & Engineering 1.5%
Dycom Industries, Inc.*	3,547	368,391

Diversified Telecommunication Services 3.8%
AT&T, Inc.	29,790	974,134

Electrical Equipment 0.6%
Acuity Brands, Inc.	1,199	143,604

Electronic Equipment, Instruments & Components 1.5%
Littelfuse, Inc.	1,977	369,541

Health Care Equipment & Supplies 4.1%
Align Technology, Inc.*	2,760	689,586
Masimo Corp.*	3,848	345,281

		1,034,867

Health Care Providers & Services 1.6%
UnitedHealth Group, Inc.	1,707	403,535

Hotels, Restaurants & Leisure 1.3%
Starbucks Corp.	5,888	338,972

Household Products 2.5%
Procter & Gamble Co. (The)	8,900	643,826

Insurance 4.7%
Marsh & McLennan Cos., Inc.	4,750	387,125
MetLife, Inc.	10,450	498,151
Primerica, Inc.	3,218	311,342

		1,196,618

Internet Software & Services 5.0%
Alphabet, Inc., Class A*	244	248,533
Alphabet, Inc., Class C*	245	249,246
Facebook, Inc., Class A*	4,463	767,636

		1,265,415

IT Services 12.1%
Broadridge Financial Solutions, Inc.	4,363	467,757

Long Positions (continued)

	Shares	Value

COMMON STOCKS (continued)
IT Services (continued)
Cognizant Technology Solutions Corp., Class A	5,047	$412,946
Fiserv, Inc.*	7,622	540,095
Global Payments, Inc.	3,388	383,013
International Business Machines Corp.	3,272	474,309
Mastercard, Inc., Class A	4,348	775,118

		3,053,238

Machinery 2.5%
Cummins, Inc.	2,109	337,145
Wabtec Corp.	3,381	300,266

		637,411

Oil, Gas & Consumable Fuels 8.3%
Chevron Corp.	8,201	1,026,027
Royal Dutch Shell plc, Class B, ADR-NL	14,947	1,082,462

		2,108,489

Pharmaceuticals 6.2%
Merck & Co., Inc.	8,600	506,282
Pfizer, Inc.	14,961	547,722
Zoetis, Inc.	6,154	513,736

		1,567,740

Professional Services 1.8%
Verisk Analytics, Inc.*	4,227	449,964

Real Estate Management & Development 2.2%
CBRE Group, Inc., Class A*	12,275	556,180

Road & Rail 2.0%
CSX Corp.	8,580	509,566

Semiconductors & Semiconductor Equipment 4.0%
Broadcom, Inc.	2,359	541,202
ON Semiconductor Corp.*	21,251	469,222

		1,010,424

Software 2.7%
Electronic Arts, Inc.*	2,880	339,783
Paycom Software, Inc.*	3,100	354,051

		693,834

Specialty Retail 3.8%
Five Below, Inc.*	5,389	380,517
Home Depot, Inc. (The)	3,216	594,317

		974,834

Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.	4,458	736,729

Tobacco 3.3%
Philip Morris International, Inc.	10,271	842,222

Total Investments (cost $22,599,658) — 101.6%		25,734,327

Liabilities in excess of other assets — (1.6)%		(408,649)

NET ASSETS — 100.0%		$25,325,678

Statement of Investments (Continued)

April 30, 2018

Nationwide Long/Short Equity Fund (Continued)

Short Positions 34.0%

	Shares	Value

COMMON STOCKS 22.9%
Beverages 1.1%
Monster Beverage Corp.*	5,200	$286,000

Commercial Services & Supplies 1.0%
Steelcase, Inc., Class A	19,000	251,750

Diversified Consumer Services 1.3%
K12, Inc.*	21,000	321,300

Health Care Equipment & Supplies 3.6%
Cardiovascular Systems, Inc.*	13,400	306,190
Lantheus Holdings, Inc.*	19,000	338,200
Varex Imaging Corp.*	7,500	269,925

		914,315

Health Care Technology 2.4%
Omnicell, Inc.*	7,054	304,027
Vocera Communications, Inc.*	12,000	300,840

		604,867

Hotels, Restaurants & Leisure 2.4%
Jack in the Box, Inc.	3,513	315,116
Restaurant Brands International, Inc.	5,200	282,984

		598,100

Internet & Direct Marketing Retail 1.2%
TripAdvisor, Inc.*	8,100	303,102

IT Services 0.8%
Acxiom Corp.*	8,000	207,840

Leisure Products 1.0%
Nautilus, Inc.*	18,000	261,900

Personal Products 1.1%
elf Beauty, Inc.*	15,000	272,550

Professional Services 1.1%
Huron Consulting Group, Inc.*	7,500	280,875

Semiconductors & Semiconductor Equipment 1.2%
Power Integrations, Inc.	4,400	298,320

Software 1.3%
CommVault Systems, Inc.*	2,602	182,010
Take-Two Interactive Software, Inc.*	1,400	139,594

		321,604

Specialty Retail 2.3%
Children’s Place, Inc. (The)	2,400	306,120
Conn’s, Inc.*	11,200	285,600

		591,720

Textiles, Apparel & Luxury Goods 1.1%
VF Corp.	3,500	283,045

Total Common Stocks (proceeds $5,787,181)		5,797,288

Exchange Traded Funds 11.1%

	Shares	Value

Equity Funds 11.1%
SPDR S&P 500 ETF Trust	10,100	$2,671,551
SPDR S&P MidCap 400 ETF Trust	400	136,204

Total Exchange Traded Funds (proceeds $2,827,756)		2,807,755

TOTAL SECURITIES SOLD SHORT (proceeds $8,614,937) — 34.0%		$8,605,043

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

NL	Netherlands

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2018

Nationwide Long/Short Equity Fund
Assets:
Investment securities, at value (cost $22,599,658)	$25,734,327
Cash	1,347,426
Deposits with broker for short positions	6,897,647
Interest and dividends receivable	18,888
Receivable for investments sold	303,545
Reimbursement from investment adviser (Note 3)	8,807
Prepaid expenses	37,358

Total Assets	34,347,998

Liabilities:
Short positions in securities, at value (proceeds $8,614,937)	8,605,043
Payable for investments purchased	324,740
Payable for capital shares redeemed	4,200
Accrued expenses and other payables:
Investment advisory fees	28,485
Fund administration fees	12,304
Distribution fees	4
Administrative servicing fees	2,461
Accounting and transfer agent fees	6,380
Trustee fees	64
Custodian fees	156
Compliance program costs (Note 3)	35
Professional fees	26,870
Printing fees	8,266
Other	3,312

Total Liabilities	9,022,320

Net Assets	$25,325,678

Represented by:
Capital	$22,672,853
Accumulated net investment loss	(51,988)
Accumulated net realized losses from investment securities and short positions in securities	(439,750)
Net unrealized appreciation/(depreciation) in investment securities	3,134,669
Net unrealized appreciation/(depreciation) in the value of short positions in securities	9,894

Net Assets	$25,325,678

Statement of Assets and Liabilities (Continued)

April 30, 2018

Nationwide Long/Short Equity Fund
Net Assets:
Class A Shares	$18,268
Class R6 Shares	14,888,939
Institutional Service Class Shares	10,418,471

Total	$25,325,678

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,312
Class R6 Shares	1,063,296
Institutional Service Class Shares	747,186

Total	1,811,794

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.92
Class R6 Shares	$14.00
Institutional Service Class Shares	$13.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.77

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended April 30, 2018

Nationwide Long/Short Equity Fund
INVESTMENT INCOME:
Dividend income	$330,545
Interest income	11,271

Total Income	341,816

EXPENSES:
Investment advisory fees	228,680
Fund administration fees	75,519
Distribution fees Class A	10
Distribution fees Institutional Service Class (a)	12,812
Administrative servicing fees Class A	10
Administrative servicing fees Institutional Service Class (a)	4,369
Registration and filing fees	17,566
Professional fees	43,428
Printing fees	14,124
Trustee fees	6,795
Custodian fees	4,404
Accounting and transfer agent fees	28,499
Compliance program costs (Note 3)	7,694
Other	11,634

Total expenses before dividend and interest expense on short positions	455,544

Dividend expense on short positions	46,195
Broker interest expense on short positions	110,632

Total expenses before expenses reimbursed	612,371

Expenses reimbursed by adviser (Note 3)	(146,963)

Net Expenses	465,408

NET INVESTMENT LOSS	(123,592)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 10)	798,952
Closed short positions in securities (Note 2)	(436,142)

Net realized gains	362,810

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	445,236
Short positions in securities (Note 2)	10,581

Net change in unrealized appreciation/depreciation	455,817

Net realized/unrealized gains	818,627

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$695,035

(a)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Long/Short Equity Fund
	Year Ended April 30, 2018		Year Ended April 30, 2017
Operations:
Net investment loss	$(123,592)		$(89,118)
Net realized gains (losses)	362,810		(456,036)
Net change in unrealized appreciation/depreciation	455,817		1,244,429

Change in net assets resulting from operations	695,035		699,275

Distributions to Shareholders From:
Net realized gains:
Class A	–	(a)	–
Class R6 (b)	–		(127)
Institutional Service Class (c)	–		(93,634)

Change in net assets from shareholder distributions	–		(93,761)

Change in net assets from capital transactions	14,259,490		(2,865,674)

Change in net assets	14,954,525		(2,260,160)

Net Assets:
Beginning of year	10,371,153		12,631,313

End of year	$25,325,678		$10,371,153

Accumulated net investment loss at end of year	$(51,988)		$(15,091)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,899	(a)	$–
Dividends reinvested	–	(a)	–
Cost of shares redeemed	–	(a)	–

Total Class A Shares	18,899	(a)	–

Class R6 Shares (b)
Proceeds from shares issued	14,990,000		–
Dividends reinvested	–		127
Cost of shares redeemed	(15)		(108,434)

Total Class R6 Shares	14,989,985		(108,307)

Institutional Service Class Shares (c)
Proceeds from shares issued	455,032		769,362 (d)
Dividends reinvested	–		90,074
Cost of shares redeemed	(1,204,426)		(3,616,803)

Total Institutional Service Class Shares	(749,394)		(2,757,367)

Change in net assets from capital transactions	$14,259,490		$(2,865,674)

Statements of Changes in Net Assets (Continued)

	Nationwide Long/Short Equity Fund
	Year Ended April 30, 2018		Year Ended April 30, 2017
SHARE TRANSACTIONS:
Class A Shares
Issued	1,312	(a)	–
Reinvested	–	(a)	–
Redeemed	–	(a)	–

Total Class A Shares	1,312	(a)	–

Class R6 Shares (b)
Issued	1,062,156		–
Reinvested	–		10
Redeemed	(1)		(8,626)

Total Class R6 Shares	1,062,155		(8,616)

Institutional Service Class Shares (c)
Issued	32,700		61,719
Reinvested	–		7,359
Redeemed	(86,522)		(293,840)

Total Institutional Service Class Shares	(53,822)		(224,762)

Total change in shares	1,009,645		(233,378)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018.
(b)	Effective December 9, 2017, Institutional Class Shares were renamed Class R6 Shares.
(c)	Effective December 9, 2017, Investor Class Shares were renamed Institutional Service Class Shares.
(d)	Includes $10 redemption fees retained.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended April 30, 2018

Nationwide Long/Short Equity Fund
INCREASE IN CASH
Cash flows used in operating activities:
Net increase in net assets from operations	$695,035
Adjustments to reconcile net increase/decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(19,623,415)
Proceeds from disposition of investment securities	6,310,272
Covers of investment securities sold short	(30,340,275)
Proceeds from investment securities sold short	36,630,361
Proceeds/Purchases of short-term investments, net	527,040
Change in unrealized appreciation/depreciation in the value of investment securities	(445,236)
Change in unrealized appreciation/depreciation in the value of short positions in securities	(10,581)
Net realized gain from transactions in investment securities	(798,952)
Net realized loss from closed short positions in securities	436,142
Increase in deposits at broker for securities sold short	(5,827,579)
Increase in reimbursement from investment adviser	(2,934)
Increase in receivable for investments sold	(303,545)
Increase in interest and dividends receivable	(3,806)
Decrease in interest expense payable on securities sold short	(6,655)
Increase in prepaid expenses	(24,294)
Decrease in payable for investments purchased	(17,827)
Decrease in dividends and distributions payable	(1,095)
Increase in investment advisory fees payable	28,485
Decrease in fund administration fees payable	(12,956)
Decrease in distribution fees payable	(10,264)
Increase in administrative servicing fees payable	2,461
Decrease in accounting and transfer agent fees payable	(3,227)
Increase in trustee fees payable	64
Decrease in custodian fees payable	(982)
Decrease in compliance program costs payable	(3,043)
Increase in professional fees payable	26,870
Increase in printing fees payable	8,266
Decrease in other payables	(28,794)

Net cash used in operating activities	(12,800,464)

Cash flows provided by financing activities:
Proceeds from shares issued	15,463,931
Cost of shares redeemed	(1,316,041)

Net cash provided by financing activities	14,147,890

Net increase in cash	1,347,426

Cash:
Beginning of period	–

End of period	$1,347,426

Amounts designated as "–" are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Long/Short Equity Fund

		Operations			Distributions							Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Expenses to Average Net Assets (Excluding Dividend and Broker Interest Expense on Short Positions) (d)		Portfolio Turnover (c)(f)
Class A Shares
Period Ended April 30, 2018 (g)	$14.06	(0.08)	(0.06)	(0.14)	–	–	–	–	$13.92	(1.00%	)	$18,268	3.39%	(1.49%	)	3.75%	2.24%		37.50%

Class R6 Shares (h)
Year Ended April 30, 2018	$12.96	(0.12)	1.16	1.04	–	–	–	–	$14.00	8.02%		$14,888,939	2.76%	(0.87%	)	3.09%	1.74%		37.50%
Year Ended April 30, 2017	$12.22	0.32	0.53	0.85	–	(0.11)	(0.11)	–	$12.96	7.03%		$14,787	3.04%	(0.71%	)	3.04%	1.74%	(i)	35%
Period Ended April 30, 2016 (j)	$11.92	(0.05)	0.55	0.50	–	(0.20)	(0.20)	–	$12.22	4.16%		$119,272	2.82%	(0.59%	)	2.82%	1.71%	(i)	83%

Institutional Service Class Shares (k)
Year Ended April 30, 2018	$12.93	(0.09)	1.10	1.01	–	–	–	–	$13.94	7.81%		$10,418,471	2.79%	(0.67%	)	3.97%	1.90%		37.50%
Year Ended April 30, 2017	$12.20	(0.12)	0.96	0.84	–	(0.11)	(0.11)	–	$12.93	6.96%		$10,356,366	3.10%	(0.80%	)	4.78%	1.99%	(i)	35%
Year Ended April 30, 2016	$12.24	(0.09)	0.25	0.16	–	(0.20)	(0.20)	–	$12.20	1.27%		$12,512,041	3.13%	(0.86%	)	4.33%	2.14%	(i)	83%
Year Ended April 30, 2015	$11.24	(0.10)	1.11	1.01	–	(0.01)	(0.01)	–	$12.24	9.01%		$10,401,111	3.33%	(1.23%	)	4.53%	2.50%	(i)	68%
Year Ended April 30, 2014	$10.05	(0.12)	1.31	1.19	–	–	–	–	$11.24	11.84%		$6,260,403	3.48%	(1.43%	)	6.13%	2.50%	(i)	135%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 11, 2017 (commencement of operations) through April 30, 2018. Total return is calculated based on inception date of December 8, 2017 through April 30, 2018.
(h)	Effective December 9, 2017, Institutional Shares were renamed Class R6 Shares.
(i)	In the prior year audited financial statements, the ratio was noted as 1.30% and 1.11% for the year ended April 30, 2017 and period ended April 30, 2016, respectively for Class R6 and 1.11%, 0.99%, 0.83%, and 0.98% for the years ended April 30, 2017, 2016, 2015 and 2014, respectively for Institutional Service Class, which included the ratio of interest expense and dividends on short positions to average net assets.
(j)	For the period from August 28, 2015 (commencement of operations) through April 30, 2016. Total return is calculated based on inception date of August 28, 2015 through April 30, 2016.
(k)	Effective December 9, 2017, Investor Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

April 30, 2018

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2018, the Trust operates fifty-one (51) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Long/Short Equity Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class R6 and Institutional Service Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund commenced operations on December 9, 2017 as a result of a reorganization in which the Fund acquired all of the assets, subject to stated liabilities, of the Logan Capital Long/Short Fund, a former series of Advisors Series Trust (“Predecessor Fund”). The Fund has adopted the historical performance of the Predecessor Fund. The Fund and its Predecessor Fund have substantially similar investment goals and strategies.

Class A shares commenced operations on December 11, 2017.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to

Notes to Financial Statements (Continued)

April 30, 2018

unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a

Notes to Financial Statements (Continued)

April 30, 2018

non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At April 30, 2018, 100% of the market value of the Fund was determined based on Level 1 Inputs. Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended April 30, 2018, there were no transfers into or out of Level 1, Level 2 or Level 3.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

Above security valuation policy is consistent with Predecessor Fund.

(b)	Leverage and Short Sales:

The Fund may use leverage in connection with its investment activities and may effect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. The use of short sales creates investment leverage in the Fund’s portfolio. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

(c)	Redemption Fees:

Effective December 9, 2017, the Fund does not impose redemption fees.

Prior to December 9, 2017, the Predecessor Fund charged a 1% redemption fee to shareholders who redeemed shares held for 60 days or less. Such fees were retained by the Fund and

Notes to Financial Statements (Continued)

April 30, 2018

accounted for as an addition to paid-in capital. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund received $0 in redemption fees.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income and expense are recorded on the ex-dividend date and are recorded as such on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Effective December 9, 2017, distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of April 30, 2018 are primarily attributable to dividend expense for securities sold short and net operating loss. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended April 30, 2018 were as follows:

Capital	Accumulated Net Investment Loss	Accumulated Net Realized Losses from Investment Transactions and Short Positions in Securities
$(68,178)	$86,695	$(18,517)

Amounts designated as “—” are zero or has been rounded to zero.

Prior to December 9, 2017, the Predecessor Fund declared and paid distributions from net investment income annually. Any net realized capital gains, if any, were declared and distributed at least annually.

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (Continued)

April 30, 2018

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Effective December 9, 2017, under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Logan Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Effective December 9, 2017, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended April 30, 2018, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	1.35%

Prior to December 9, 2017, the Predecessor Fund was managed by and paid investment advisory fees to Logan Capital Management, Inc. (“Logan Capital”) at an annual rate of 1.40% of the Predecessor Fund’s average daily net assets. Logan Capital had selected Waterloo International Advisors, LLC (“Waterloo”) as subadviser to manage the short portion of the Predecessor Fund. Logan Capital paid Waterloo from its own assets and these fees were not an additional expense of the Predecessor Fund.

For the year ended April 30, 2018, the Fund’s effective advisory fee rates before and after expense reimbursements, stemming from the expense limitation agreement described below, were 1.37% and 0.49%, respectively.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

Effective December 9, 2017, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance

Notes to Financial Statements (Continued)

April 30, 2018

with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.74% for all share classes until December 31, 2019.

Prior to December 9, 2017, Logan Capital had contractually agreed to waive its fees and/or absorb expenses of the Predecessor Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) did not exceed the following amounts of the average daily net assets for each class of shares:

Class	Expense Limitation
Investor Class	1.99%
Institutional Class	1.74%

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2018, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund is:

Period Ended April 30, 2018 Amount (a)		Total
$34,330	(b)	$34,330
(a)	For the period from December 9, 2017 through April 30, 2018.
(b)	Reimbursement accrued by the Predecessor Fund in the amount of $112,633 is not eligible to be recouped by any party.

Pursuant to the Expense Limitation Agreement, during the period from December 9, 2017 through April 30, 2018, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Effective December 9, 2017, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Effective December 9, 2017, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware

Notes to Financial Statements (Continued)

April 30, 2018

statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from December 9, 2017 through April 30, 2018, NFM earned $14,036 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

Prior to December 9, 2017 , U.S. Bancorp Fund Services, LLC (the “Administrator”) acted as the Predecessor Fund’s Administrator under an Administration Agreement. The Administrator prepared various federal and state regulatory filings, reports and returns for the Predecessor Fund; prepared reports and materials to be supplied to the Trustees; monitored the activities of the Predecessor Fund’s custodian, transfer agent and accountants; coordinated the preparation and payment of the Predecessor Fund’s expenses and reviewed the Predecessor Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also served as the fund accountant, Chief Compliance Officer and transfer agent to the Predecessor Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp, served as the Predecessor Fund’s custodian. For the period from May 1, 2017 through December 8, 2017, U.S. Bancorp earned $95,076 in fees from the Predecessor Fund.

Effective December 9, 2017, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Effective December 9, 2017, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from December 9, 2017 through April 30, 2018, the Fund’s portion of such costs amounted to $87.

Effective December 9, 2017, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class A shares.

Prior to December 9, 2017, the Predecessor Fund had adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permitted the Predecessor Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Predecessor Fund’s Investor Class shares. The expenses covered by the Plan may have included the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Predecessor Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan

Notes to Financial Statements (Continued)

April 30, 2018

represented compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period from May 1, 2017 through December 8, 2017, the Predecessor Fund incurred distribution expenses on its Investor Class shares of $12,812.

Effective December 9, 2017, pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. The Fund’s Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the period from December 9, 2017 through April 30, 2018, the Fund imposed front-end sales charges of $851. From these fees, NFD retained a portion amounting to $114.

Prior to December 9, 2017, Quasar Distributors, LLC (the “Distributor”) acted as the Predecessor Fund’s principal underwriter in a continuous public offering of the Predecessor Fund’s shares. The Distributor is an affiliate of the Administrator.

Effective December 9, 2017, NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions made within 18 months of purchase. Applicable CDSCs are 1.00% for Class A shares. During the period from December 9, 2017 through April 30, 2018, the Fund imposed CDSCs of $0.

Effective December 9, 2017, under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of the Fund. For the period from December 9, 2017 through April 30, 2018, the effective rate for administrative services fees was 0.25% and 0.10% for Class A and Institutional Service Class shares, respectively, for a total amount of $4,379.

As of April 30, 2018, NFA or its affiliates directly held 58.64% of the shares outstanding of the Fund.

4.  Interfund Lending

Effective December 9, 2017, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the period from December 9, 2017 through April 30, 2018, the Fund did not engage in interfund lending.

Notes to Financial Statements (Continued)

April 30, 2018

5.  Investment Transactions

For the year ended April 30, 2018, the Fund had purchases and sales of securities (excluding short-term securities) as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$19,623,415	$6,310,272	$36,630,361	$30,340,275

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Short Positions

In taking a short position, a Fund sells a stock or debt instrument which it does not own, making delivery with instruments “borrowed” from a broker. The Fund is then obligated to replace the borrowed instrument by purchasing it at the market price at the time of replacement. Until the instrument is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the instrument, the Fund may also have to pay a premium and/or interest which would increase the cost of the transaction. A Fund will incur a loss from a short position if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. A Fund will realize a gain if the instrument declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the transaction.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

The SEC has adopted changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open

Notes to Financial Statements (Continued)

April 30, 2018

end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The compliance date for implementation of the classification and classification-related elements of the liquidity rule is June 1, 2019. The final amendments to modernize and enhance reporting became effective June 1, 2018 (although the requirement to file the initial Form N-PORT has been extended by the SEC to April 30, 2019 as opposed to the original requirement to file by July 30, 2018). Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended April 30, 2018.

9.  Other

As of April 30, 2018, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 2 accounts holding 82.08% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

Effective December 9, 2017, the Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the period from December 9, 2017 through April 30, 2018, the Fund recaptured $2,327 of brokerage commissions.

11.  Reorganization

Effective December 9, 2017, Institutional Class and Investor Class shareholders of the Predecessor Fund received Class R6 and Institutional Service Class shares, respectively, of the Fund with an aggregate share net asset value equal to the aggregate share net asset value, $16,084 and $11,136,626, respectively, of their shares 1,139 and 792,321, respectively in the Predecessor Fund immediately prior to the reorganization. The Fund’s reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflects the historical basis of the assets of the Predecessor Fund as of the date of the reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the reorganization is reflected in the Fund’s financial statements and financial highlights.

12.  Federal Tax Information

The Fund did not make any distributions for the year ended April 30, 2018.

The tax character of distributions paid during the fiscal year ended April 30, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$35,058	$58,703	$93,761	$—	$93,761

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

Notes to Financial Statements (Continued)

April 30, 2018

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$—	$—	$(366,155)	$3,018,980	$2,652,825

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of April 30, 2018, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$14,110,304	$4,175,239	$(1,156,259)	$3,018,980

As of April 30, 2018, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Amount	Expires
$314,167	Unlimited

During the year ended April 30, 2018, the Fund had capital loss carryforwards that were utilized of $293,307 and are no longer eligible to offset future capital gains, if any.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2018 through April 30, 2018, that in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended April 30, 2018, the Fund elected to defer late year losses in the amount of $51,988.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of Nationwide Long/Short Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Nationwide Long/Short Equity Fund (one of the series constituting Nationwide Mutual Funds, referred to hereafter as the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets and cash flows including the related notes, and the financial highlights for the year ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018 and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund, as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers

Philadelphia, Pennsylvania

June 19, 2018

We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Mutual Funds, since 1997.

Supplemental Information

April 30, 2018 (Unaudited)

Nationwide Long/Short Equity Fund — Initial Approval of Advisory Agreements

Summary of Factors Considered by the Board

At the June 13-14, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Long/Short Equity Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Logan Capital Management, Inc. (“Logan”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Fund and Logan in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

The Trustees considered that the Fund was being organized in connection with a fund adoption transaction involving the Logan Capital Long/Short Fund (the “Original Fund”), a series of Advisors Series Trust, and that it was expected that the Original Fund would be reorganized into the Fund in connection with that transaction. They considered that Logan was an investment adviser to the Original Fund, and that it was the expectation in connection with the fund adoption that Logan would continue to serve as investment adviser to the Fund following the transaction.

In making their determinations, the Trustees took into account information provided to them as to Logan, including information relating to Logan’s investment strategy and process. The Trustees considered that Logan managed only the long portion of the Original Fund’s portfolio, and that Waterloo International Advisors, LLC (“Waterloo”) managed the short portion of the portfolio. The Trustees considered NFA’s report that it was expected that Waterloo would be dissolved prior to the completion of the adoption transaction and that Logan and Waterloo had agreed that the portfolio management personnel at Waterloo responsible for managing the Original Fund would become employees of Logan.

The Trustees considered the experience of the investment personnel of Logan (including former Waterloo personnel) who would be managing the Fund. The Trustees considered information concerning the past performance record of Logan and Waterloo in managing the Original Fund. The Trustees considered the services proposed to be provided by NFA to the Fund, and the basis on which NFA determined to propose Logan to serve as subadviser to the Fund.

The Trustees considered NFA’s statement that the fund adoption agreement NFA entered into with Logan does not contain a non-termination or “lock-up” provision, meaning that NFA is not obligated to pay Logan any additional compensation if its subadvisory agreement relating to the Fund should be terminated.

The Board considered the advisory fee NFA proposed for the Fund. The Board noted NFA’s statement that NFA compared the Fund’s advisory fees and operating expenses to a comparative expense group comprised of other funds in the Lipper Long/Short Equity category, and an additional customized peer group based on criteria determined by NFA. The Trustees considered that the contractual advisory fee for the Fund was lower than the contractual advisory fee for the Original Fund and that the Fund’s net total expense ratio was expected to be lower than that of the Original Fund. The Board considered that NFA had agreed to limit the Fund’s total expense ratio to 1.74% (exclusive of, among other things, dividend and interest expense on short sales). The Board also considered that the non-compensatory terms of the Advisory Agreements are substantially similar in all material respects to the terms of advisory and subadvisory agreements that the Trust currently has in place for other Nationwide Funds.

Supplemental Information (Continued)

April 30, 2018 (Unaudited)

The Board considered that the Fund’s proposed fee schedules to each of the Advisory Agreements do not include breakpoints. With regard to the benefits of economies of scale, the Trustees considered management’s statement to the effect that NFA is strongly committed to sharing the benefits of economies of scale with the Fund’s shareholders and that, as the Fund and its competitive peer groups continue to mature, NFA will evaluate its advisory fee pricing for the Fund, and will add the appropriate breakpoints to the Advisory Agreements when it has the information needed to make these determinations.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and Logan, if any, until the Fund had been in operation for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Advisory Agreements.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, determined that the services to be provided by NFA and Logan and the fees to be paid to NFA and Logan each appeared on the basis of the information presented to be acceptable, and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Management Information

April 30, 2018

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 51 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2014.

Other Directorships held During the Past Five Years[2]

Director of the Auto Club Group, an American Automobile Club Federated member that has 9.5 million members located throughout the Midwest and in the states of Florida, Georgia and Tennessee.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience and experience with audit committee oversight matters.

Paula H. J. Cholmondeley
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since July 2000	111

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2000. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to 2015, Terex Corporation (construction equipment) from 2004 to present, Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014, Bank of the Ozarks, from 2016 to present, and Kapstone Paper and Packaging Corporation from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1947	Trustee since December 2004	111

Management Information (Continued)

April 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in December 2012, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group (management consulting), then as a managing partner and head of west coast business development for marchFIRST (internet consulting), returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She presently serves as chairman of the board of Mutual Fund Directors Forum.

Other Directorships held During the Past Five Years[2] Director of Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1950	Trustee since December 2004	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held During the Past Five Years[2] Trustee and Board Chair of Project Lede from 2013 to present and Trustee of the Huntington’s Disease Society of America until 2015.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012	111

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	111

Management Information (Continued)

April 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held During the Past Five Years (or Longer)[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1955	Trustee since September 1997	111

Principal Occupation(s) During the Past Five Years (or Longer)

Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1948	Trustee since January 1995; Chairman since February 2005	111

Principal Occupation(s) During the Past Five Years (or Longer)

Retired; private investor. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held During the Past Five Years[2]

Director and Chairman of the Board of Granage Mutual Insurance Cos. from 1993 to present and Treasurer of Community Foundation of the Low Country from 2016 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Interested Trustee

Lydia M. Marshall[3]
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1949	Trustee since June 2014	111

Management Information (Continued)

April 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer) Principal of LM Marshall LLC (investment and business consulting) since 2007.

Other Directorships held During the Past Five Years (or Longer)[2]

Director of Nationwide Mutual Insurance Company 2001-present, Director of Nationwide Mutual Fire Insurance Company 2001-present, Director of Nationwide Corporation 2001-present, Director of Public Welfare Foundation (non-profit foundation) 2009-present, Trustee of Nationwide Foundation 2002-2014, and Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC, and is a Senior Vice President of Nationwide Financial Services, Inc. and Nationwide Mutual Insurance Company.[2]

Joseph Finelli
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group and an Associate Vice President of Nationwide Mutual Insurance Company.[2]

Brian Hirsch
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company.[2]

Eric E. Miller
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Management Information (Continued)

April 30, 2018

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group, and Vice President of Nationwide Mutual Insurance Company.[2]

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1963	Senior Vice President, Head of Fund Operations since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Timothy M. Rooney
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1965	Vice President, Head of Product Development and Acquisitions since December 2015

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Rooney is Vice President, Head of Product Development and Acquisitions for Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company.[2]

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Fund.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Oh. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2018

AR-LS (6/18)

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Carol A. Kosel, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, Tait, Weller & Baker LLP and PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended April 30, 2017, and April 30, 2018, respectively.

	2017	2018
Audit Fees	$35,200	$21,630
Audit-Related Fees	$0	$18,175
Tax Fees	$6,800	$12,785
All Other Fees	$0	$0
Total	$42,000	$52,590

(a) Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by Tait, Weller & Baker LLP and PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended April 30, 2017, and April 30, 2018, respectively.

	2017	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

4

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by Tait, Weller & Baker LLP and PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended April 30, 2017, and April 30, 2018, respectively:

	2017	2018
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by Tait, Weller & Baker LLP and PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended April 30, 2017, and April 30, 2018, respectively:

	2017	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

5

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended April 30, 2018, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by Tait, Weller & Baker LLP and PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended April 30, 2017, and April 30, 2018, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Mutual Funds by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Mutual Funds’ investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

6

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. On September 22, 2017, the SEC issued a letter extending the assurances provided in the June 20, 2016 letter with no expiration noted (see Fidelity Management & Research Company et al., No-Action Letter (Sept. 22, 2017).

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

7

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

8

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended and restated as of August 31, 2017, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

9

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
Name: Michael S. Spangler
Title: Principal Executive Officer
Date: June 26, 2018

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
Name: Joseph A. Finelli
Title: Principal Financial Officer
Date: June 26, 2018

*	Print the name and title of each signing officer under his or her signature.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.

[Do not include this language in the filing.]

11